UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
Date of earliest
event reported):	February 24, 2006

Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-18110	39-0300430
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)

(262) 334-9461
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On February 24, 2006, the Board of Directors of Gehl Company (the “Company”) amended Section 3.01 of the Company’s By-Laws to decrease the size of the Board of Directors from nine directors to eight directors. Copies of the amendment to the By-Laws and the Company’s By-Laws, as so amended, are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Text of Amendment to By-Laws of Gehl Company.

(3.2)	By-Laws of Gehl Company, as amended through February 24, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: March 1, 2006	By: /s/ Michael J. Mulcahy
Michael J. Mulcahy
Vice President, Secretary and General Counsel

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated February 24, 2006

Exhibit
Number

(3.1)	Text of Amendment to By-Laws of Gehl Company.

(3.2)	By-Laws of Gehl Company, as amended through February 24, 2006.

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